Supplement, dated May 6, 2005
to Prospectus, dated May 1, 2005

SUPPLEMENT TO PROSPECTUS
MUTUAL OF AMERICA INSTITUTIONAL FUNDS, INC.

On page 10 of the Prospectus under the heading, “All America Fund,” the first paragraph is deleted and replaced by the following:

The small cap growth portion of the fund is managed by Marguerite Wagner, Executive Vice President of the Adviser.

Marguerite Wagner, Executive Vice President of the Adviser, is responsible for managing the small cap growth portion of the actively managed assets of the Fund.  Ms. Wagner joined the Adviser on May 2, 2005 from her position as Managing Director, Citigroup Asset Management. She was employed by Citigroup in various portfolio management roles from 1985 until she joined the Adviser, and she has 20 years of experience selecting securities and managing portfolios.

On page 11 of the prospectus under the heading, “Aggressive Equity Fund,” the second paragraph is deleted and replace by the following:

The small cap growth segment of the Fund is managed by Marguerite Wagner, Executive Vice President of the Adviser.

Marguerite Wagner, Executive Vice President of the Adviser, is responsible for managing the small cap growth portion of the actively managed assets of the Fund.  Ms. Wagner joined the Adviser on May 2, 2005 from her position as Managing Director, Citigroup Asset Management. She was employed by Citigroup in various portfolio management roles from 1985 until she joined the Adviser, and she has 20 years of experience selecting securities and managing portfolios.